UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): October 1, 2008

FORTRESS FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

000-24262	1903 60th Place E, Suite M2240 Bradenton, Florida 34203	91-1363905
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(954) 840-6961
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On September 30, 2008 the Company stated that based upon the number of outstanding shares; the value of this Extraordinary Dividend is valued at US$0.239 per 1 (one) share of Fortress Financial Group, Inc.

This was an error and the value of the Extraordinary Dividend is valued at US$0.0239 per 1 (one) share of Fortress Financial Group, Inc.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits

None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

Date: October 1, 2008	By:	/s/ Alan Santini
Alan Santini
Chief Executive Officer